                                                                        EXHIBIT 99

FBM 95-1--COMPUTATION MATERIALS

BOND SUMMARY
--------------------------------------------------------------------------------
PREPAYMENT SPEED     0.0 CPR 12.0 CPR 15.0 CPR 18.0 CPR 21.0 CPR 24.0 CPR 30.0 CPR
----------------------------------------------------------------------------------
Average Life to RTC
Maturity(1)          4.68 yr 3.33 yr  3.04 yr  2.77 yr  2.52 yr  2.29 yr  1.89 yr
Average Life to RTC
Call(2)              4.68 yr 2.67 yr  2.32 yr  2.00 yr  1.78 yr  1.61 yr  1.31 yr
----------------------------------------------------------------------------------

(1) Underlying RTC securities are run to maturity
(2) Underlying RTC securities are run to 25% clean-up call

Note: All average lives reflect Auction Call on offered securities at 5 years. The payment window is 2/96 to 11/00 under all scenarios

A. SUMMARY OF ASSUMED COLLATERAL CHARACTERISTICS
--------------------------------------------------------------------------------

                                                     DEL %
                                              -------------------
                                                                    CREDIT
                                                                  ENHANCEMENT        FORM OF CREDIT
      DEAL        TRANCHE  OCTOBER PAR  INDEX  30   60   90   FC       %              ENHANCEMENT
----------------------------------------------------------------------------------------------------------
      9201           A1      10,252,851  CMT  4.33 1.57 1.28 4.87    54.04    Subordination & Reserve Fund
      9210           A5      16,917,801  CMT  2.25 0.75 0.34 1.58    20.41    Subordination & Reserve Fund
      9211           A2     134,628,699  CMT  2.32 0.66 1.37 2.89    13.25    Subordination & Reserve Fund
      9212           A3     131,613,838  CMT  1.91 0.72 0.17 2.22    15.21    Subordination & Reserve Fund
      9214           A4       7,493,837  CMT  2.80 0.56 0.26 1.94    23.54    Subordination & Reserve Fund
      9214           A5      48,844,557  CMT  2.80 0.56 0.26 1.94    23.54    Subordination & Reserve Fund
      9215           A4      87,014,992  CMT  2.76 0.42 1.13 3.44    17.15            Reserve Fund
      9216           A4      79,730,598  CMT  1.16 0.17 1.73 7.18    11.99    Subordination & Reserve Fund
      9204           A2     153,910,435  CMT
      9206           A3     126,396,503  CMT  2.40 0.79 0.31 4.19    30.58    Subordination & Reserve Fund
      9207           A3      39,672,584  CMT  4.03 1.10 0.74 7.12    27.34            Reserve Fund
      9208           A3      78,995,378  CMT  3.77 1.24 1.34 3.75    24.51    Subordination & Reserve Fund
      9209           A4     115,436,061  CMT
      9303           A7      55,288,596  CMT
      9401           A3      13,569,201  CMT  4.52 1.44 2.05 3.07    14.31    Subordination & Reserve Fund
      9401           A4       3,184,209  CMT  4.52 1.44 2.05 3.07    14.31    Subordination & Reserve Fund
                          -------------
 Subtotal (CMT)           1,102,950,139
      9210           A2      38,574,216 COFI  2.25 0.75 0.34 1.58    20.41    Subordination & Reserve Fund
      9210           A3      60,207,408 COFI  2.25 0.75 0.34 1.58    20.41    Subordination & Reserve Fund
      9211           A4       7,222,211 COFI  2.32 0.66 1.37 2.89    13.25    Subordination & Reserve Fund
      9215           A6       7,349,124 COFI  2.76 0.42 1.13 3.44    17.15            Reserve Fund
      9216           A5      85,990,462 COFI  1.16 0.17 1.73 7.18    11.99    Subordination & Reserve Fund
                          -------------
 Subtotal (COFI)            199,343,421
                          =============
      TOTAL               1,302,293,560
----------------------------------------------------------------------------------------------------------

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has not been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

FBM 95-1--COMPUTATIONAL MATERIALS

B. SUMMARY OF ASSUMED COLLATERAL CHARACTERISTICS

                                                                 NET                      CREDIT
       TRANCHE    OCTOBER          GROSS  GROSS   BOND  PERIODIC LIFE REMAIN           EMCHANCEMENT
DEAL      #         PAR      INDEX COUPON MARGIN COUPON   CAP    CAP   TERM  SEASONING      %
---------------------------------------------------------------------------------------------------
9201     A1       10,252,851  CMT   8.6    2.8    7.7     1.9    13.2  20.4     7.0       54.04
9210     A5       16,917,801  CMT   8.5    2.8    7.3     2.0    13.7  20.1     9.8       20.41
9211     A2      134,628,699  CMT   8.4    2.7    7.6     2.0    14.8  20.9     8.5       13.25
9212     A3      131,613,838  CMT   8.6    2.8    7.8     1.9    13.8  20.4     3.2       15.21
9214     A4        7,493,837  CMT   8.4    2.7    7.8     1.9    13.5  20.6     8.7       23.54
9214     A5       48,844,557  CMT   8.5    2.8    7.8     1.6    14.4  19.0     9.7       23.54
9215     A4       87,014,992  CMT   8.3    2.6    7.7     1.8    14.4  18.5     9.3       17.15
9216     A4       79,730,598  CMT   8.6    2.9    7.7     2.0    13.7  23.3     6.4       11.99
9204     A2      153,910,435  CMT   8.4    2.8    7.6     2.0    13.8  21.0     4.0
9206     A3      126,396,503  CMT   8.5    2.6    7.8     1.8    13.6  21.0     8.1       30.58
9207     A3       39,672,584  CMT   8.5    2.7    7.5     0.0    13.6  25.9     3.9       27.34
9208     A3       78,995,378  CMT   8.5    2.8    7.7     1.9    13.4  20.7     3.3       24.51
9209     A4      115,436,061  CMT   8.5    2.7    7.6     2.0    13.4  21.6     3.2
9303     A7       55,288,596  CMT   8.4    2.6    8.0     2.0    14.5  20.3     8.9
9401     A3       13,569,201  CMT   8.5    2.8    8.1     2.0    13.9  22.2     7.1       14.31
9401     A4        3,184,209  CMT   8.6    2.6    8.2     2.0    14.4  22.4     7.2       14.31
               1,102,950,139        8.5    2.7    7.7     1.9    13.9  21.0     6.1

9210     A2       38,574,216 COFI   7.6    2.4    7.0     1.3    12.9  21.2     8.7       20.41
9210     A3       60,207,408 COFI   7.0    2.4    6.4     1.8    11.8  21.6     8.1       20.41
9211     A4        7,222,211 COFI   7.7    2.8    6.8     0.9    14.4  22.6     7.2       13.25
9215     A6        7,349,124 COFI   7.1    2.3    6.3     1.3    13.0  21.0     8.5       17.15
9216     A5       85,990,462 COFI   7.6    2.5    7.2     5.2    13.4  23.7     6.2       11.99
                 199,343,421        7.4    2.5    6.8     3.1    12.8  22.4     7.4
TOTAL          1,302,293,560        8.3    2.7    7.6     2.0    13.8  21.2     6.3
---------------------------------------------------------------------------------------------------

Underlying deals have a 25% auction call and/or a 10% clean-up call.

The above analysis is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon all of the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the delivery of a final prospectus relating to the securities. The above preliminary description of the underlying assets has been provided by the issuer and has act been independently verified by CS First Boston. All information described above is preliminary, limited in nature and subject to completion or amendment. CS First Boston makes no representations that the above referenced security will actually perform as described in any scenario presented.

                                       2